UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2015

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

303 Merrick Road, Suite 400, Lynbrook, New York 11563

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (718) 527-3800

JANEL WORLD TRADE, LTD.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events.

On April 15, 2015, the Registrant filed with the Nevada Secretary of State: (1) a Certificate of Change Pursuant to NRS 78.209 providing for a one-for-fifty reverse stock split (“Reverse Stock Split”), such change to take effect on April 21, 2015, and (2) a Certificate of Amendment to Articles of Organization of Registrant changing the name of the Registrant from “Janel World Trade, Ltd.” to “Janel Corporation” (the “Name Change”), such amendment to also take effect on April 21, 2015. Both the Reverse Stock Split and Name Change were previously described in a definitive Information Statement filed by the Registrant on March 19, 2015 under Section 14C of the Exchange Act. Copies of the Certificate of Change and Certificate of Amendment are filed herewith as Exhibits 3.1 and 3.2, respectively, and the information contained in such Certificates is incorporated herein by reference.

As a result of the Reverse Stock Split, owners of the Registrant’s common stock, par value $0.001 per share (“Common Stock”), shall own, as of April 21, 2015 (the “Effective Date”), one share of Common Stock for every fifty shares of Common Stock held as of the close of business on April 20, 2015. To avoid the issuance of fractional shares in connection with the Reverse Stock Split, if a shareholder would be entitled to receive a fractional share, such shareholder will instead receive a whole share in lieu of such fractional share. The Reverse Stock Split occurred automatically on the Effective Date without any action required by shareholders. Shareholders are not required to return their current stock certificates to the Registrant’s transfer agent at this time. Each pre-split certificate representing shares of Common Stock will, until exchanged in the ordinary course of trading, be deemed for all corporate purposes beginning on the Effective Date to evidence ownership of the Company’s Common Stock in the proportionally reduced number.

On April 20, 2015, the Financial Industry Regulatory Authority (FINRA) announced a market effective date of April 21, 2015 for the Name Change and Reverse Stock Split. The Registrant’s Common Stock is currently quoted on the OTCQB Marketplace and will trade on a split-adjusted basis under the temporary symbol “JLWTD,” with the “D” appended for twenty (20) business days to signify the Reverse Stock Split has occurred. At the end of such twenty-day period, the Registrant anticipates that its stock symbol will be changed to “JANL” subject to announcement by FINRA.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Change filed Pursuant to NRS 78.209 for Registrant
3.2	Certificate of Amendment to Articles of Incorporation of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: April 21, 2015	By:	/s/ Philip J. Dubato
Philip J. Dubato
Chief Financial Officer

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